THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATE-MENT RELATED THERETO OR AN OPINION OF COUNSEL (WHICH MAY BE COMPANY COUNSEL) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.


                                WARRANT AGREEMENT

                    TO PURCHASE SHARES OF THE COMMON STOCK OF

                          WORLDWIDE MEDICAL CORPORATION

              DATED AS OF SEPTEMBER 18, 2002 (THE "EFFECTIVE DATE")



     WHEREAS, Worldwide Medical Corporation, a Delaware corporation (the "Company"), has entered into a Loan Agreement dated as of September 18, 2002 (the "Loan Agreement") with Ziegler Healthcare Fund I, LP (the "Warrantholder").

     WHEREAS, the Company desires to grant to the Warrantholder, in consideration for entering into the Loan Agreement, the right to purchase shares of the Company's Common Stock;

     NOW, THEREFORE, in consideration of the Warrantholder executing and delivering such Loan Agreement and in consideration of mutual covenants and agreements contained herein, the Company and Warrantholder agree as follows:

1.     GRANT  OF  THE  RIGHT  TO  PURCHASE  PREFERRED  STOCK.
       -----------------------------------------------------

     The Company hereby grants to the Warrantholder, and the Warrantholder is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe to and purchase, from the Company, 2,598,053 fully paid and non-assessable shares of the Company's Common Stock ("Common Stock") at a purchase price of $0.10 per share (the "Exercise Price"), at such time and from time to time thereafter, once the fair market value of the Common Stock of the Company (as determined below), shall equal or exceed $0.20 per share (the "Strike Price"). The number and purchase price of such shares are subject to adjustment as provided in Section 8 hereof. As used herein, "Common Stock"
                                                                   ------------
shall mean the Company's Common Stock, and any other stock into or for which such Common Stock may hereafter be converted or exchanged.

2.     TERM  OF  THE  WARRANT  AGREEMENT.
       ---------------------------------

     Except as otherwise provided for herein, the term of this Warrant Agreement shall commence on the Effective Date and shall be exercisable for a period of five (5) years following the Effective Date. The right to purchase Common Stock as granted herein shall commence one year from the Effective Date and shall be exercisable for a period of five (5) years following the Effective Date.

3.     EXERCISE  OF  THE  PURCHASE  RIGHTS.
       -----------------------------------

     The purchase rights set forth in this Warrant Agreement are exercisable by the Warrantholder, in whole or in part, at any time, or from time to time, commencing one year from the Effective Date and thereafter prior to the expiration of the term set forth in Section 2 above, by tendering to the Company, at its principal office, a notice of exercise in the form attached hereto as Exhibit I (the "Notice of Exercise"), duly completed and executed. Promptly upon receipt of the Notice of Exercise and the payment of the purchase price in accordance with the terms set forth below, and in no event later than twenty-one (21) days thereafter, the Company shall issue to the Warrantholder a certificate for the number of shares of Common Stock purchased and shall execute the acknowledgment of exercise in the form attached hereto as Exhibit II (the "Acknowledgment of Exercise") indicating the number of shares which remain subject to future purchases, if any.

     The Exercise Price may be paid at the Warrantholder's election either (i) by cash or check, or (ii) by surrender of Warrants ("Net Issuance") as determined below. If the Warrantholder elects the Net Issuance method, the Company will issue Common Stock in accordance with the following formula:

               X  =  Y(A-B)
                     ------
                        A

     Where:     X =     the number of shares of Common Stock to be issued to the
                        Warrantholder.

                Y = the number of shares of Common Stock requested to be exercised under this Warrant Agreement.

                A =     the fair market value of  one (1) share of Common Stock.

                B =     the  Exercise  Price.

     For purposes of the above calculation, current fair market value of Common Stock shall mean with respect to each share of Common Stock:

          (i) if the Company's Common Stock is listed listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market:

               (a) if traded on a securities exchange, the fair market value shall be deemed to be the average of the closing prices over a five (5) day period ending three days before the day the current fair market value of the securities is being determined; or

               (b) if actively traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid and asked prices quoted on the NASDAQ system (or similar system) over the five (5) day period ending three days before the day the current fair market value of the securities is being determined.

          (iii) if at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the current fair market value of Common Stock shall be the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by its Board of Directors, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the fair market value of Common Stock shall be deemed to be the value received by the holders of the Company's Common Stock on a common equivalent basis pursuant to such merger or acquisition.

     Upon partial exercise by either cash or Net Issuance, the Company shall promptly issue an amended Warrant Agreement representing the remaining number of shares purchasable hereunder. All other terms and conditions of such amended Warrant Agreement shall be identical to those contained herein, including, but not limited to the Effective Date hereof.

4.     RESERVATION  OF  SHARES.
       -----------------------

     (a)     Authorization  and  Reservation of Shares.  During the term of this
             -----------------------------------------
Warrant Agreement, the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the rights to purchase Common Stock as provided for herein.

     (b)     Registration or Listing.  If any shares of Common Stock required to
             -----------------------
be reserved hereunder require registration with or approval of any governmental authority under any Federal or State law (other than any registration under the Securities Act of 1933, as amended ("1933 Act"), as then in effect, or any similar Federal statute then enforced, or any state securities law, required by reason of any transfer involved in such conversion), or listing on any domestic securities exchange, before such shares may be issued as required hereunder upon conversion, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered, listed or approved for listing on such domestic securities exchange, as the case may be.

5.     NO  FRACTIONAL  SHARES  OR  SCRIP.
       ---------------------------------

     No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

6.     NO  RIGHTS  AS  SHAREHOLDER.
       ---------------------------

     This Warrant Agreement does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the exercise of the Warrant.

7.     WARRANTHOLDER  REGISTRY.
       -----------------------

     The Company shall maintain a registry showing the name and address of the registered holder of this Warrant Agreement.

8.     ADJUSTMENT  RIGHTS.
       ------------------

     The purchase price per share and the number of shares of Common Stock purchasable hereunder are subject to adjustment, as follows:

     (a)     Merger and Sale of Assets.  If at any time there shall be a capital
             -------------------------
reorganization of the shares of the Company's stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation whether or not the Company is the surviving corporation, or the sale of all or substantially all of the Company's properties and assets to any other person (hereinafter referred to as a "Merger Event"), then, as a part of such Merger Event, lawful provision shall be made so that the Warrantholder shall thereafter be entitled to receive, upon exercise of the Warrant, the number of shares of Common Stock or other securities of the successor corporation resulting from such Merger Event, equivalent in value to that which would have been issuable if Warrantholder had exercised this Warrant immediately prior to the Merger Event. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant Agreement with respect to the rights and interest of the Warrantholder after the Merger Event to the end that the provisions of this Warrant Agreement (including adjustments of the Exercise Price and number of shares of Common Stock purchasable) shall be applicable to the greatest extent possible.

     (b)     Reclassification  of  Shares.  If the Company at any time shall, by
             ----------------------------
combination, reclassification, exchange or subdivision of securities or otherwise, change any of the securities as to which purchase rights under this Warrant Agreement exist into the same or a different number of securities of any other class or classes, this Warrant Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant Agreement immediately prior to such combination, reclas-sification, exchange, subdivision or other change.

     (c)     Subdivision  or  Combination of Shares.  If the Company at any time
             --------------------------------------
shall combine or subdivide its Common Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

     (d)     Stock  Dividends.  If  the Company at any time shall pay a dividend
             ----------------
payable in, or make any other distribution (except any distribution specifically provided for in the foregoing subsections (a) or (b)) of the Company's stock, then the Exercise Price shall be adjusted, from and after the record date of such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the total number of all shares of the Company's stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of all shares of the Company's stock outstanding immediately after such dividend or distribution. The Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

     (e)     Anti-dilution  Rights.
             ---------------------

          (i) If, during the term of the Warrant, the Company shall issue any shares of Common Stock or Common Stock Equivalents (as defined herein), the number of shares exercisable hereunder shall be increased (with no adjustment in Applicable Exercise Price, except as stated below) so that the ratio of the number of shares issuable to the Warrantholder as of the Effective Date, to the total number of shares of Common Stock or Common Stock Equivalents outstanding as of the Effective Date remains the same after such issuance, subject to the following adjustments in the Exercise Price.

          (ii) If the Company shall, during the term of the Warrant, issue or sell shares of its Common Stock (or Common Stock Equivalents, as provided herein) at a price per share equal to or greater than $0.25 per share, subject to any subsequent adjustment of an Extraordinary Common Stock Event, as defined below), the number of shares issuable hereunder shall be increased as provided in Subsection 8(e)(i), above, without further adjustment in the Applicable Exercise Price.


          (iii) If the Company shall, during the term of the Warrant, issue or sell shares of its Common Stock (or Common Stock Equivalents, as provided herein) at a price per share that is less than $0.25 per share, but greater than the "Applicable Exercise Price", as defined below, then: (a) the number of shares issuable hereunder shall be increased as provided, in subparagraph (i), above; and (b) the Applicable Exercise Price shall be adjusted down so that the ratio of the Applicable Exercise Price to $0.25, shall be the same as the ratio between the adjusted Applicable Exercise Price and the price per share at which such new issuance is consummated.

          (iv) If the Company shall, during the term of the Warrant, issue or sell shares of its Common Stock (or Common Stock Equivalents, as provided herein) without consideration or at a price per share less than the Applicable Exercise Price in effect immediately prior to such issuance or sale, then in each such case: (a) the number of shares issuable hereunder shall be increased as provided, in subparagraph (i), above; and (b) such Applicable Exercise Price upon each such issuance or sale, except as hereinafter provided, shall be lowered so as to be equal to an amount determined by multiplying such Applicable Exercise Price by a fraction:

          the numerator of which shall be (a) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock or Common Stock Equivalents (calculated on a fully-diluted basis assuming the exercise or conversion of all presently exercisable options, warrants, purchase right or convertible securities), plus (b) the number of shares of Common Stock which the net aggregate consideration, if any, received by the Company for the total number of such additional shares of Common Stock or Common Stock Equivalents so issued would purchase at the Applicable Exercise Price in effect immediately prior to such issuance, and the denominator of which shall be (a) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock or Common Stock Equivalents (calculated on a fully-diluted basis assuming the exercise or conversion of all presently exercisable options, warrants, purchase right or convertible securities), plus (b) the number of such additional shares of Common Stock or Common Stock Equivalents so issued.

          (v) For the purposes of this Subsection 8(e), the issuance of any warrants, options, subscription or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock, or the issuance of any warrants, options, subscription or purchase rights with respect to such convertible or exchangeable securities (collectively, "Common Stock Equivalents"), shall be deemed an issuance of Common Stock with respect to the determination of dilution hereunder, if the Net Consideration Per Share (as hereinafter determined) which may be received by the Company for such Common Stock shall be less than the Applicable Exercise Price in effect at the time of such issuance. Any obligation, agreement or undertaking to issue Common Stock Equivalents at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Applicable Exercise Price shall be made, under this Subsection 8(e), upon the issuance of any shares of Common Stock which are issued pursuant to the exercise, conversion or exchange of any Common Stock Equivalents if any adjustment shall previously have been made upon the issuance of any such Common Stock Equivalents as above provided.

          (vi) Should the Net Consideration Per Share of any such Common Stock Equivalents be decreased from time to time, then, upon the effectiveness of each such change, the Applicable Exercise Price will be that which would have been obtained (1) had the adjustments made upon the issuance of such Common Stock Equivalents been made upon the basis of the actual Net Consideration Per Share of such securities, and (2) had the adjustments made to the Applicable Exercise Price since the date of issuance of such Common Stock Equivalents been made to such Applicable Exercise Price as adjusted pursuant to clause (i) above. Any adjustment of the Applicable Exercise Price with respect to this paragraph which relates to Common Stock or Common Stock Equivalents shall be disregarded if, as, and when all of such Common Stock or Common Stock Equivalents expire or are cancelled without being exercised, or are repurchased by the Corporation at a price per share at or less than the original purchase price, so that the Applicable Exercise Price for such stock effective immediately upon such cancellation or expiration shall be equal to the Applicable Exercise Price in effect at the time of the issuance of the expired or cancelled Common Stock Equivalents, with such additional adjustments as would have been made to the Applicable Exercise Price had the expired or cancelled Common Stock Equivalents not been issued.


          (vii) For purposes of this Subsection 8(e), the "Net Consideration Per Share" which may be received by the Company shall be determined as follows:
     (a) the "Net Consideration Per Share" shall mean the amount equal to the total amount of consideration, if any, received by the Company for the issuance of such Common Stock Equivalents, plus the minimum amount of consideration, if any, payable to the Company upon exercise, or conversion or exchange thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such Common Stock Equivalents were exercised, exchanged or converted; and (b) the "Net Consideration Per Share" which may be received by the Company shall be determined in each instance as of the date of issuance of Common Stock Equivalents without giving effect to any possible future upward price adjustments or rate adjustments which may be applicable with respect to such Common Stock Equivalents.

          (viii) For purposes of this Subsection 8(e), if a part or all of the consideration received by the Company in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in this Subsection 8(e), consists of property other than cash, such consideration shall be deemed to have a fair market value as is reasonably determined in good faith by the Board of Directors of the Company. In the event of any dispute between the Warrantholder and the Company regarding the determination of fair market value, at the option of the Warrantholder, the Company shall engage a consulting firm or investment banking firm selected jointly by the Company and the Warrantholder to prepare an independent appraisal of the fair market value of such property to be distributed. The expenses of such appraisal shall be borne by the Company.

          (ix) This Subsection 8(e) shall not apply with respect to: (a) the issuance and sale of Common Stock or options to acquire common stock issued to employees of the Company, not in excess of 500,000 shares of Common Stock, except if such stock is issued at a price per share less than $0.20; (b) securities issued in connection with an acquisition of another entity by the Company; or (c) the issuance of Common Stock upon exercise of warrants and options existing as of the effective date of this Agreement.

          (x) Upon the happening of an Extraordinary Common Stock Event (as hereinafter defined), the Applicable Exercise Price (and all other conversion values set forth in Subsection 8(e) above) shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the Applicable Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event, and the product so obtained shall thereafter be the Applicable Exercise Price. The Applicable Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

          (xi) An "Extraordinary Common Stock Event" shall mean (a) the issuance of additional shares of Common Stock as a dividend or other distribution on outstanding shares of Common Stock, (b) a subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or (c) a combination or reverse stock split of outstanding shares of Common Stock into a smaller number of shares of the Common Stock.

          (xii) For purposes of this Subsection 8(e), the initial Applicable Exercise Price for exercise of this Warrant shall be $0.10 per share, subject to any subsequent adjustment as provided in this Subsection 8(e).

     (f)     Notice  of  Adjustments.  If:  (i)  the  Company  shall declare any
             -----------------------
dividend or distribution upon its stock, whether in cash, property, stock or other securities; (ii) the Company shall offer for subscription prorata to the holders of any class of its Common or other convertible stock any additional shares of stock of any class or other rights; (iii) there shall be any Merger Event; or (iv) there shall be any voluntary dissolution, liquidation or winding up of the Company; then, in connection with each such event, the Company shall send to the Warrantholder: (A) at least twenty (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, subscription rights (specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of such Merger Event, dissolution, liquidation or winding up; and (B) in the case of any such Merger Event, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common
Stock for securities or other property deliverable upon such Merger Event, dissolution, liquidation or winding up).

     Each such written notice shall set forth, in reasonable detail, (i) the event requiring the adjustment, (ii) the amount of the adjustment, (iii) the method by which such adjustment was calculated, (iv) the Exercise Price, and (v) the number of shares subject to purchase hereunder after giving effect to such adjustment, and shall be given by first class mail, postage prepaid, addressed to the Warrantholder, at the address as shown on the books of the Company.

     (g)     Timely  Notice.  Failure  to timely provide such notice required by
             --------------
subsection (f) above shall entitle Warrantholder to retain the benefit of the applicable notice period notwithstanding anything to the contrary contained in any insufficient notice received by Warrantholder. The notice period shall begin on the date Warrantholder actually receives a written notice containing all the information specified above.

9.     REPRESENTATIONS,  WARRANTIES  AND  COVENANTS  OF  THE  COMPANY.
       --------------------------------------------------------------

     (a)     Reservation  of  Common  Stock.  The  Common  Stock  issuable  upon
             ------------------------------
exercise of the Warrantholder's rights and the Common Stock issuable upon conversion of such Common Stock have been duly and validly reserved and, when issued in accordance with the provisions of this Warrant Agreement, will be validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances of any nature whatsoever; provided, however, that the Common Stock issuable pursuant to this Warrant Agreement and the Common Stock issuable upon conversion of such Common Stock may be subject to restrictions on transfer under state and/or Federal securities laws. The
Company has made available to the Warrantholder true, correct and complete copies of its Charter and Bylaws, as amended. The issuance of certificates for shares of Common Stock upon exercise of the Warrant Agreement shall be made without charge to the Warrantholder for any issuance tax in respect thereof, or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved and the issuance and delivery of any certificate in a name other than that of the Warrantholder.

     (b)     Exempt Transaction.  Subject to the accuracy of the Warrantholder's
             ------------------
representations in Section 10 hereof, the issuance of the Common Stock upon exercise of this Warrant will constitute a transaction exempt from (i) the registration requirements of Section 5 of the 1933 Act, in reliance upon Section 4(2) thereof, and (ii) the qualifi-cation requirements of the applicable state securities laws, to the extent that the requirements of Section 5 of the 1933 Act and of the applicable state securities laws are the same on the date of exercise as they are on the date hereof.

     (c)     Compliance  with  Rule  144.  At  the  written  request  of  the
             ---------------------------
Warrantholder, who proposes to sell Common Stock issuable upon the exercise of the Warrant, in compliance with Rule 144 promulgated by the Securities and Exchange Commission, the Company shall furnish to the Warrantholder, within ten
(10) days after receipt of such request, a written statement confirming the Company's compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule, as such Rule may be amended from time to time.

10.     REPRESENTATIONS  AND  COVENANTS  OF  THE  WARRANTHOLDER.
        -------------------------------------------------------

     This Warrant Agreement has been entered into by the Company in reliance upon the following representations and covenants of the Warrantholder:

     (a)     Investment  Purpose.  The  right  to  acquire Common Stock and  the
             -------------------
Common Stock issuable upon exercise of the Warrantholder's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Warrantholder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

     (b)     Private  Issue.  The  Warrantholder understands (i) that the Common
             --------------
Stock issuable upon exercise of this Warrant is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant Agreement will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 10.

     (c)     Disposition  of  Warrantholder's  Rights.  In  no  event  will  the
             ----------------------------------------
Warrantholder make a disposition of any of its rights to acquire Common Stock or the Common Stock issuable upon exercise of such rights unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to the Warrantholder) satisfactory to the Company and its counsel to the effect that
(A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights to acquire the Common Stock issuable on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner (including, but not limited to any distribution to the partners of the Warrantholder), and shall terminate as to any particular share of Common Stock or Common Stock when (1) such security shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the 1933 Act, or (3) a letter shall have been issued to the Warrantholder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Warrantholder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Warrantholder or holder of a share of Common Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such shares of Common Stock or Common Stock issuable upon conversion of such Common Stock not bearing any restrictive legend.

     (d)     Financial  Risk.  The  Warrantholder  has  such  knowledge  and
             ---------------
experi-ence in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

     (e)     Risk of No Registration.  The Warrantholder understands that if the
             -----------------------
Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the 1934 Act (the "1934 Act"), or file reports pursuant to
Section 15(d), of the 1934 Act, or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the rights to purchase Common Stock pursuant to this Warrant Agreement, or (ii) the Common Stock issuable upon exercise of the right to purchase it may be required to hold such securities for an indefinite period. The Warrantholder also understands that any sale of its rights of the Warrantholder to purchase Common Stock, or Common Stock issuable on the exercise of such rights which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

     (f)     Accredited  Investor.  Warrantholder  is  an  "accredited investor"
             --------------------
within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.


11.     TRANSFERS.
        ---------

     Subject to the terms and conditions con-tained in Section 10 hereof, this Warrant Agreement and all rights hereunder are transferable in whole or in part by the Warrantholder and any successor transferee, provided, however, in no event shall (i) the number of transfers of the rights and interests in all of the Warrants exceed three (3) transfers and (ii) the transferee be a direct competitor of the Company, unless an "Event of Default" as defined in the Loan Agreement has occurred, in which event this Warrant Agreement shall be transferable to any transferee. The transfer shall be recorded on the books of the Company upon receipt by the Company of a notice of transfer in the form attached hereto as Exhibit III (the "Transfer Notice"), at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer.

12.     MISCELLANEOUS.
        -------------

     (a)     Effective Date.  The provisions of this Warrant Agree-ment shall be
             --------------
construed and shall be given effect in all respects as if it had been executed and delivered by the Company on the date hereof. This Warrant Agreement shall be binding upon any successors or assigns of the Company.

     (b)     Attorney's  Fees.  In  any  litigation,  arbitration  or  court
             ----------------
proceeding between the Company and the Warrantholder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant Agreement.

     (c)     Governing  Law.  This  Warrant  Agreement  shall be governed by and
             --------------
construed for all purposes under and in accordance with the laws of the State of New Jersey.

     (d)     Counterparts.  This  Warrant  Agreement  may  be executed in two or
             ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (e)     Notices.  Any notice required or permitted hereunder shall be given
             -------
in  the  manner  set  forth  in  the  Loan  Agreement.

     (f)     Remedies.  In  the  event  of  any  default  hereunder,  the
             --------
non-defaulting party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where Warrantholder will not have an adequate remedy at law and where damages will not be readily ascertainable. The Company expressly agrees that it shall not oppose an application by the Warrantholder or any other person entitled to the benefit of this Agreement requiring specific performance of any or all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

     (g)     No Impairment of Rights.  The Company will not, by amendment of its
             -----------------------
Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment.

     (h)     Survival.  The  representations,  warranties,  covenants  and
             --------
conditions of the respective parties contained herein or made pursuant to this Warrant Agreement shall survive the execution and delivery of this Warrant Agreement.

     (i)     Severability.  In  the  event  any one or more of the provisions of
             ------------
this Warrant Agreement shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant Agreement shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

     (j)     Amendments.  Any provision of this Warrant Agreement may be amended
             ----------
by  a  written  instrument  signed  by  the  Company  and  by the Warrantholder.


                  (REMAINDER OF PAGE LEFT INTENTIONALLY BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be executed by its officers thereunto duly authorized as of the Effective Date.


                    COMPANY:  WORLDWIDE  MEDICAL  CORPORTAION



                    By:     /s/ Daniel G. McGuire
                            ______________________
                            Daniel G. McGuire

                    Title:  President



                    WARRANTHOLDER:  ZIEGLER  HEALTHCARE  FUND  I,  LP



                    By:     /s/ Douglas Korey
                            ____________________
                            Douglas A. Korey

                    Title:  Member

                                    EXHIBIT I

                               NOTICE OF EXERCISE


TO:     ____________________________

(1) The undersigned Warrantholder hereby elects to purchase _______ shares of the Common Stock of _________________, pursuant to the terms of the Warrant Agreement dated the 18th day of September, 2002 (the "Warrant Agreement") between Worldwide Medical Corporation and the Warrantholder, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

(2) In exercising its rights to purchase the Common Stock of ________________________________________, the undersigned hereby confirms and acknowledges the investment representations and warranties made in Section 10 of the Warrant Agreement.

(3) Please issue a certificate or certificates repre-senting said shares of Common Stock in the name of the under-signed or in such other name as is specified below.

_________________________________
(Name)

_________________________________
(Address)


WARRANTHOLDER:  ZIEGLER  HEALTHCARE  FUND  I,  LP

By:     _________________________

Title:     _________________________

Date:     _________________________

                                   EXHIBIT II

                           ACKNOWLEDGMENT OF EXERCISE



     The  undersigned ____________________________________, hereby acknowl-edges receipt of the "Notice of Exercise" from Ziegler Healthcare Fund I, LP to purchase ____ shares of the Common Stock of Worldwide Medical Corporation, pursuant to the terms of the Warrant Agreement, and further acknowledges that ______ shares remain subject to purchase under the terms of the Warrant Agreement.



                         COMPANY:  WORLDWIDE  MEDICAL  CORPORATION



                         By:     _________________________


                         Title:     _________________________


                         Date:     _________________________

                                   EXHIBIT III

                                 TRANSFER NOTICE


(TO TRANSFER OR ASSIGN THE FOREGOING WARRANT AGREEMENT EXECUTE THIS FORM AND SUPPLY REQUIRED INFORMATION. DO NOT USE THIS FORM TO PURCHASE SHARES.)

     FOR VALUE RECEIVED, the foregoing Warrant Agreement and all rights evidenced thereby are hereby transferred and assigned to

_________________________________________________________________
(Please  Print)

whose  address  is___________________________________________________

_________________________________________________________________


               Dated:     ____________________________________


               Holder's  Signature:     _____________________


               Holder's  Address:          _____________________


               ___________________________________________


Signature  Guaranteed:     ____________________________________________


NOTE: The signature to this Transfer Notice must correspond with the name as it appears on the face of the Warrant Agreement, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant Agreement.